Exhibit 10.24

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 5, 2015, between World Moto, Inc., a Nevada corporation (the “Company”), and Redwood Management, LLC (the “Investor”).

This Agreement is made pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, between the Company and the Investor, among others.

The parties accordingly agree as follows:

ARTICLE I

DEFINITIONS.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

1.1           “Commission” means the Securities and Exchange Commission.

1.2           “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.3           “Company” is defined in the Preamble.

1.4           “Conversion Shares” means the shares of Common Stock issued or issuable upon conversion of the Notes and the interest that may accrue thereon through the Maturity Date (as defined in the Notes).

1.5           “Effective Date” means the date on which the Commission declares a Registration Statement effective.

1.6           “Effectiveness Deadline” means a date no later than sixty (60) days following the Filing Deadline.

1.7           “Effectiveness Period” means the period commencing on the Effective Date and ending on the earlier of the date when all of the Registrable Securities covered by such Registration Statement have been sold or otherwise no longer meet the definition of Registrable Securities.

1.8           “Event” is defined in Section 2.4.

1.9           “Event Date” is defined in Section 2.4.

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1.10         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

1.11         “Filing Deadline” means a date no later five (5) days after the Closing Date.

1.12         “Holder” or “Holders” means the Investor and any other person holding Registrable Securities or any of their respective affiliates or transferees to the extent any of them hold Registrable Securities, other than those purchasing Registrable Securities in a market transaction.

1.13         “Indemnified Party” is defined in Section 6.3.

1.14         “Indemnifying Party” is defined in Section 6.3.

1.15         “Note” means the 12% senior secured convertible debenture due 2016 issued on , 2015 pursuant to the Purchase Agreement.

1.16         “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

1.17         “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

1.18         “Purchase Agreement” is defined in the Preamble.

1.19         “Registrable Securities” means (i) 125% of the Conversion Shares, and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that any of the foregoing securities shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to an effective Registration Statement (b) a sale pursuant to Rule 144 (in which case, only such security sold shall cease to be a Registrable Security); or (C) eligibility for sale without current public information requirements and volume or manner of sale restrictions.

1.20         “Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.  Notwithstanding the foregoing, Registration Statement excludes a registration statement on Form S-4 or Form S-8, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another entity.

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1.21         “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.22         “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

1.23         “Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

1.24         “Trading Market” means any of the Over The Counter Bulletin Board, the OTC QB, NASDAQ Capital Market, the NASDAQ Global Market, the Nasdaq Global Select Market, the NYSE MKT or the New York Stock Exchange.

ARTICLE II

AUTOMATIC REGISTRATION.

2.1           Registration. The Company shall, on or prior to the Filing Deadline, prepare and file with the Commission a Registration Statement (the “Initial Registration Statement”) covering the Registrable Securities (assuming, for such purpose of the number of shares to be registered on such Initial Registration Statement, that the Notes are converted in full at the Conversion Price (as defined in the Notes) in effect on the Trading Day immediately prior to the date the Initial Registration Statement is initially filed with the Commission).  Each Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in no event later than the Effectiveness Deadline, and to remain effective continuously throughout the Effectiveness Period.  The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) business day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first business day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b) of the Securities Act.  Notwithstanding the registration obligations set forth in this Article 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof, (ii) use its best efforts to file amendments to the Registration Statement as required by the Commission and/or (iii) withdraw the Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission guidance. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or Commission guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

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2.2           Liquidated Damages.  If: (i) a Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) a Registration Statement is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including, without limitation, by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B), for more than an aggregate of thirty (30) Trading Days (which need not be consecutive) during any 12 month period (other than during an Allowable Grace Period (as defined in Section 2.3)), (iv) a Grace Period (as defined in Section 2.3 of this Agreement) exceeds the length of an Allowable Grace Period, or (v) the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (v), the date on which such Event occurs, or for purposes of clause (iii), the date on which such thirty (30) Trading Day period is exceeded, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to one percent (1.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities included in such Registration Statement by such Holder, if any, on the Event Date.  The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Period), and in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, ten percent (10%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement and (2) in no event shall the Company be liable in any 30-day period for Liquidated Damages under this Agreement in excess of 1.0% of the aggregate purchase price paid by the Holders pursuant to the Purchase Agreement.  The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date.  The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to the Commission’s guidance on Rule 415 from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2.4 shall once again apply.  In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with Rule 415 to be included in such Registration Statement.  Notwithstanding anything herein to the contrary, no Liquidated Damages shall accrue with respect to any Registrable Securities of a Holder not included in a Registration Statement due to the fact that (i) the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on such Registration Statement, and (ii) such Holder is required by the Commission to be named as an “underwriter” and such Holder refuses to be named as an “underwriter” therein.

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2.3           Material Non-Public Information.  Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, however, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of forty-five (45) days (each Grace Period complying with this provision being an “Allowable Grace Period”).  In the event the Company does disclose the content of such material non-public information that is the subject of subpart (i) above to any Holder without its consent, the Company shall make public disclosure of such material nonpublic information within two (2) Trading Days of such disclosure and no Grace Period shall apply.  For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) above and the date referred to in such notice; provided, however, that no Grace Period shall be longer than an Allowable Grace Period.

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2.4           Underwriter Status.  Notwithstanding anything to the contrary contained in this Agreement, but subject to the payment of the Liquidated Damages pursuant to Section 2.2 in the event the staff of the Commission (the “Staff”) or the Commission seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the Commission do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investor participating therein (or as otherwise may be acceptable to the Investor) without being named therein as an “underwriter,” then, unless the Investor elects to be named as an “underwriter therein”, the Company shall reduce the number of shares to be included in such Shelf Registration Statement by the Investor until such time as the Staff and the Commission shall so permit such Shelf Registration Statement to become effective as aforesaid. In addition, in the event that the Staff or the Commission requires the Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an ”underwriter” in order to permit such Shelf Registration Statement to become effective, and the Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of the Investor, until such time as the Staff or the Commission does not require such identification or until the Investor accepts such identification and the manner thereof. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Investor shall have the right to require, upon delivery of a written request to the Company signed by the Investor, the Company to file a registration statement within thirty (30) days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the Commission) for resale by the Investor in a manner acceptable to the Investor, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for registration statements hereunder, in each case until such time as: (i) all Registrable Securities held by the Investor have been registered and sold; (ii) all Registrable Securities may be resold by the Investor without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (iii) the Investor agrees to be named as an underwriter in any such Registration Statement in a manner acceptable to the Investor as to all Registrable Securities held by such Investor and that have not theretofore been included in a Registration Statement under this Agreement (it being understood that the special demand right under this sentence may be exercised by an Investor multiple times and with respect to limited amounts of Registrable Securities in order to permit the resale thereof by the Investor as contemplated above).

ARTICLE III

COMPANY REGISTRATION

3.1           Notice of Registration.  If at any time or from time to time the Company shall determine to register any of its Common Stock exclusively for cash, either for its own account or the account of security holders, other than (i) a registration on Form S-8 or otherwise relating solely to employee benefit plans, (ii) a registration on Form S-4, (iii) a registration on any other form which does not permit secondary sales, or (iv) a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, the Company shall:

(a)          promptly give to each Holder written notice thereof; and

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(b)          include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein (Subject to Section 3.2 below)), all Registrable Securities which are then not registered pursuant to a then effective Registration Statement, and have not been excluded from a Registration Statement pursuant to Commission comments or due to Rule 415 of the Securities Act, as are specified in a written request or requests, actually received by the Company within 20 days after receipt of such written notice from the Company, by any Holder.

3.2           Underwritten Offerings.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1.  In such event the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.  The foregoing shall include, without limitation, such powers of attorney and escrow agreements as the underwriters may require.  Notwithstanding any other provision of Article III, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration, it being understood that the shares proposed to sold by the Company in such underwriting shall be given priority and shall not be subject to any such limitation vis-a-vis the Registrable Securities.  The Company shall so advise all Holders and other holders distributing their securities through such underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders and such other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and such other holders at the time of filing the registration statement.  To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder to the nearest 100 shares.  If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

The Registrable Securities so excluded or withdrawn shall also be excluded or withdrawn from registration, and neither such Registrable Securities nor any securities convertible into or exchangeable or exercisable for Common Stock shall be sold in any public sale or other distribution, without the prior written consent of the Company or such underwriters, for such period of time before and after (not to exceed thirty (30) days before and one hundred eighty (180) days after) the effective date of the registration statement relating thereto as the underwriters may require.

3.3           Company Termination of Registration.  The Company reserves the right to terminate any registration under this Article III at any time and for any reason without liability to any Holder.

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ARTICLE IV

REGISTRATION PROCEDURES

4.1           Registration Procedures.  If and whenever the Company is required by the provisions of Articles II or III hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)          prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and the Investor shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by the Investor with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto;

(b)          prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

(c)          furnish to the Investor such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus and any amendments and supplements to the Registration Statement and the Prospectus) and such other documents as the Investor reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by such Registration Statement;

(d)          use its commercially reasonable efforts to register or qualify the Investor’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Investor may reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investor to consummate the disposition in such jurisdiction of the Registrable Securities, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)          list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed and, if the Common Stock is not then listed, list the Registrable Securities on Nasdaq or a national securities exchange selected by the Company;

(f)          immediately notify the Investor at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of the Investor, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading;

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(g)          make available for inspection by the Investor and any attorney, accountant or other agent retained by the Investor, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the attorney, accountant or agent of the Investor;

(h)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;

(i)          if requested, cause to be delivered, immediately prior to the effectiveness of the Registration Statement, letters from the Company’s independent certified public accountants addressed to the Investor (unless the Investor does not provide to such accountants the appropriate representation letter required by rules governing the accounting profession) stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with primary or secondary underwritten public offerings, as the case may be; and

(j)           at all times after the Company has filed a Registration Statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and take such further action as the Investor may reasonably request, all to the extent required to enable the Investor to be eligible to sell Registrable Securities pursuant to Rule 144 (or any similar rule then in effect).

ARTICLE V

REGISTRATION EXPENSES.

5.1           Registration Expenses.  All expenses relating to the Company’s compliance with Articles II and III hereof, including, without limitation, all registration, filing and listing application fees, costs of distributing any prospectuses and supplements thereto, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, fees of transfer agents and registrars, fees of, and disbursement incurred by, one counsel for the Holders, not to exceed $5,000 (collectively, the “Registration Expenses”) shall be borne by the Company.  The obligation of the Company to bear the Registration Expenses shall apply irrespective of whether a registration, becomes effective, is withdrawn or suspended, is converted to another form of registration and irrespective of when any of the foregoing shall occur.

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5.2           Selling Expenses. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and any fees and disbursements of any counsel to the Holders (collectively, the “Selling Expenses”) shall be borne by the Holders in proportion to the aggregate selling price of the Registrable Securities of each Holder to be so registered.

ARTICLE VI

INDEMNIFICATION.

6.1           Company Indemnification.  In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, and its officers, directors and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or applicable “blue sky” laws, and shall reimburse such Holder, and each such person for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by or on behalf of a Holder specifically for use in any such document.

6.2           Holder Indemnification.  Each Holder of Registrable Securities included in a Registration Statement pursuant to this Agreement shall indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Investor to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that a Holder shall be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Holder specifically for use in any such document.  Notwithstanding the provisions of this paragraph, a Holder shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Holder in respect of Registrable Securities in connection with any such registration under the Securities Act.

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6.3           Indemnification Procedures.  Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 6.3 and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 6.3 if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 6.3 for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all reasonable and documented fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable and documented expenses and fees of such separate counsel and other reasonable and documented expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

6.4           Contribution.  In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) a Holder, or any officer, director or controlling person of a Holder, makes a claim for indemnification pursuant to this Section 6.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Investor or such officer, director or controlling person of the Investor in circumstances for which indemnification is provided under this Section 6.4; then, and in each such case, the Company and the Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Investor is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Investor shall not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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6.5           Survival.  The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

ARTICLE VII

MISCELLANEOUS.

7.1           Compliance.  Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement.

7.2           Discontinued Disposition.  Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such Holder shall forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.  The Company may provide appropriate stop orders to enforce the provisions of this Section 7.2.  For purposes of this Agreement, a “Discontinuation Event” shall mean (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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7.3           Transfer of Registration Rights.  The rights to cause the Company to register securities granted to Holders under Article II or Article III may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder, provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) written notice thereof is promptly given to the Company.  Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned to any constituent partner or affiliate of a Holder, without compliance with item (ii) above.

7.4           Entire Agreement.  This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof.  No provision of this Agreement may be explained or qualified by any prior or contemporaneous understanding, negotiation, discussion, conduct, or course of conduct or by any trade usage, and, except as otherwise expressly stated herein, there is no condition precedent to the effectiveness of any provision hereof.  No party has relied on any representation, warranty, or agreement of any person in entering this Agreement, except those expressly stated herein.

7.5           Counterparts; Facsimile Signatures.  This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall constitute one agreement.  This Agreement shall become effective upon delivery to each party of an executed counterpart or the earlier delivery to each party of original, photocopied, or electronically transmitted signature pages that together (but need not individually) bear the signatures of all other parties.

7.6           Amendments; Waivers; Remedies.

(a)          This Agreement cannot be amended, except by a writing signed by Holders of at least a majority of the then outstanding Registrable Securities, or terminated orally or by course of conduct.  No provision hereof can be waived, except by a writing signed by the party against whom such waiver is to be enforced, and any such waiver shall apply only in the particular instance in which such waiver shall have been given. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

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(b)          Neither any failure or delay in exercising any right or remedy hereunder or in requiring satisfaction of any condition herein nor any course of dealing shall constitute a waiver of or prevent any party from enforcing any right or remedy or from requiring satisfaction of any condition.  No notice to or demand on a party waives or otherwise affects any obligation of that party or impairs any right of the party giving such notice or making such demand, including any right to take any action without notice or demand not otherwise required by this Agreement.  No exercise of any right or remedy with respect to a breach of this Agreement shall preclude exercise of any other right or remedy, as appropriate to make the aggrieved party whole with respect to such breach, or subsequent exercise of any right or remedy with respect to any other breach.

(c)          Except as otherwise expressly provided herein, no statement herein of any right or remedy shall impair any other right or remedy stated herein or that otherwise may be available.

7.7           Notices.  Any notice hereunder shall be sent in writing, addressed as specified below, and shall be deemed given:  if by hand or recognized courier service, by 5:30 p.m. (New York City time) on a business day, addressee’s day and time, on the date of delivery, and otherwise on the first business day after such delivery; if by fax, on the date that transmission is confirmed electronically, if by 5:30 p.m. (New York City time) on a business day, addressee’s day and time, and otherwise on the first business day after the date of such confirmation; or three days after mailing by certified or registered mail, return receipt requested.  Notices shall be addressed to the respective parties as follows (excluding telephone numbers, which are for convenience only), or to such other address as a party shall specify to the others in accordance with these notice provisions:

To Company, at:

World Moto, Inc.

131 Thailand Science Park INC-1 #214

Phahonyothin Road

Klong1, Klong Luang

Pathumthani 12120 Thailand

Attn.:

Facsimile:

with a copy (not constituting notice) to

Greenberg Traurig, LLP

1201 K Street Suite 1100

Sacramento CA 95814

Attn.:  Mark C. Lee, Esq.

Facsimile:  (916) 868 0630

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To Investor at the facsimile number set forth for such Investor on the signature page to this Agreement.

To any other Person who is then the registered Holder at the address of such Holder as it appears in the stock transfer books of the Company.

7.8           Successors and Assigns.  Subject to the provisions of Section 7.3, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Registrable Securities.

7.9           Further Assurances.  Each party shall execute and deliver such documents and take such action, as may reasonably be considered within the scope of such party’s obligations hereunder, necessary to effectuate the transactions contemplated by this Agreement.

7.10         Choice of Law and Forum; Service of Process.

(a)          This Agreement, any disputed matter arising hereunder, including the construction, interpretation, or validity of any provision hereof or performance thereof, or any other matter relating hereto or arising in connection herewith (whether in tort, contract, equity, or otherwise) (any such matter, a “Disputed Matter”) is and shall be governed by and enforced in accordance with the laws of the State of New York, excluding its choice of law rules.

(b)          Subject to Section 7.10(c), no party shall bring or maintain any action or proceeding with respect to any Disputed Matter (“Dispute Proceeding”), except in the Federal District Court for the Southern District of New York, or, if such court lacks subject matter jurisdiction, the Supreme Court sitting in New York County.  Each party irrevocably submits and consents to the jurisdiction of such courts, and no party shall object to the laying of venue in any such court or claim that any such court is an inconvenient forum.

(c)          Nothing herein shall affect the right of any party to enforce any judgment in any jurisdiction or the rule that any matter of internal governance of a corporation or other entity is determined under the laws of the state pursuant to which the corporation or other entity is incorporated or formed.

(d)          Each party irrevocably consents to service of process, by any means authorized, in respect of any Dispute Proceeding.

[Balance of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

WORLD MOTO, INC.

By:	/s/ Paul Giles
Name: Paul Giles
Title: CEO

INVESTOR:

Redwood Management LLC

By:	/s/ John DeNobile
Name: John DeNobile
Title: Manager

Address for Notices:

Attention:
Facsimile:
With copy to:

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